                                                                    EXHIBIT 99.1

                                                           FOR IMMEDIATE RELEASE
                                                        Contact: Robert J. Habig
                                                                    650.610.2900
                                                                  ir@avistar.com

                AVISTAR COMMUNICATIONS REPORTS FINANCIAL RESULTS
                         FOR THE FOURTH QUARTER OF 2003

REDWOOD SHORES, CALIF. - JANUARY 22, 2004 - Avistar Communications Corporation (NASDAQ: AVSR), a leading provider of enterprise video communication solutions, today announced financial results for the three months and year ended December 31, 2003.

Revenue for the three months ended December 31, 2003 was $1.4 million, compared to revenue of $2.0 million for the three months ended September 30, 2003 and $1.8 million for the three months ended December 31, 2002. For the three months ended December 31, 2003, gross margin was 47% compared to 53% for the three months ended September 30, 2003 and 48% for the three months ended December 31, 2002.

Avistar reported a net loss of $2.2 million, or $0.07 per basic and diluted share, for the three months ended December 31, 2003. Avistar reported a net loss of $1.3 million, or $0.05 per basic and diluted share, for the three months ended September 30, 2003 and $2.1 million, or $0.08 per basic and diluted share, for the three months ended December 31, 2002.

Revenue for 2003 was $6.6 million, compared to revenue of $8.8 million for 2002. Avistar reported a net loss of $8.6 million, or $0.33 per basic and diluted share, for 2003. For 2002, Avistar reported a net loss of $7.6 million, or $0.30 per basic and diluted share.

As of December 31, 2003, Avistar had cash and cash equivalents of $5.4 million and no debt.

"As we stated in our press release of January 8, 2004, recovery in the financial services vertical, where we generate most of our revenue, has not yet produced the kind of projectable order flow that we hope to see return to our business," stated Gerald J. Burnett, chairman and CEO of Avistar.

"We intend to maintain the disciplines in our spending and capital outlays that have served us during the recent downturn," said Robert J. Habig, chief financial officer of Avistar. "Our operating expense of approximately $2.8 million for the fourth quarter of 2003 represented the tenth quarter of operating expense reduction posted during the last eleven quarters. Our cash balance at year-end 2003 reflects the lowest quarterly cash consumption from operations over the last four quarters."
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ABOUT AVISTAR COMMUNICATIONS CORPORATION

Avistar develops, markets and supports video collaboration solutions for the enterprise, all powered by the AvistarVOS(TM) software. From the desktop, Avistar delivers TV-quality video calling, recording, publishing to web and emails, video-on-demand, broadcast, and document sharing. Avistar delivers on vBusiness - video-enabling business - by integrating visual communications into the daily workflow and connecting communities of users within and across enterprises.

Founded in 1993, Avistar Communications Corporation is headquartered in Redwood Shores, California, with sales offices in New York and London. Avistar's technology is used in more than 35 countries. Collaboration Properties, Inc., a wholly owned subsidiary of Avistar Communications Corporation, holds a broad portfolio of patents covering the AvistarVOS platform as well as multiple software and hardware video collaboration products. For more information, visit www.avistar.com.

FORWARD LOOKING STATEMENTS

Statements made in this news release regarding the status of the financial services vertical, future order flows, and future spending and capital outlays are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act. Such statements are subject to risks and uncertainties that could cause actual results to differ materially, including such factors, among others, as market acceptance of our new and existing products; general economic conditions; conditions in the financial services sector; the length of our sales cycle and our ability to successfully complete product sales; our dependence on a few customers for a majority of our revenue; the impact of competitive products and pricing; stock market fluctuations; and the adequacy of Avistar's cash resources. As a result of these and other factors, Avistar expects to experience significant fluctuations in revenue and operating results, and there can be no assurance that Avistar will become or remain profitable in the future, or that its future results will meet expectations. These and other risk factors are discussed in Avistar's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission from time to time. Avistar disclaims any intent or obligation to update these forward-looking statements.

Copyright (C) 2004 Avistar Communications Corporation. All rights reserved. Avistar, AvistarVOS, and the Avistar logo are trademarks or registered trademarks of Avistar Communications Corporation.

                          -FINANCIAL STATEMENTS FOLLOW-

               AVISTAR COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
        FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2003 AND 2002

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                Three Months Ended             Twelve Months Ended
                                                            ---------------------------   -----------------------------
                                                            December 31,   December 31,   December 31,     December 31,
                                                              2003            2002            2003             2002
                                                            --------        --------        --------        --------
                                                                  (unaudited)                    (unaudited)
Revenue:
    Product .........................................       $    610        $    801        $  2,817        $  4,430
    Services, maintenance and support ...............            799             953           3,775           4,369
                                                            --------        --------        --------        --------
        Total revenue ...............................          1,409           1,754           6,592           8,799
                                                            --------        --------        --------        --------
Cost of revenue:
    Product .........................................            319             379           1,410           2,129
    Services, maintenance and support ...............            421             538           2,119           2,348
                                                            --------        --------        --------        --------
        Total cost of revenue .......................            740             917           3,529           4,477
                                                            --------        --------        --------        --------
        Gross margin ................................            669             837           3,063           4,322
                                                            --------        --------        --------        --------
Operating Expenses:
    Research and development ........................            560             714           2,420           3,699
    Sales and marketing .............................            744             946           3,598           3,728
    General and administrative ......................          1,455           1,217           6,034           4,593
    Amortization of deferred stock compensation * ...             22              65             135             358
                                                            --------        --------        --------        --------
        Total operating expenses ....................          2,781           2,942          12,187          12,378
                                                            --------        --------        --------        --------
        Loss from operations ........................         (2,112)         (2,105)         (9,124)         (8,056)
                                                            --------        --------        --------        --------
Other income (expense):
    Interest income .................................             11              47              44             269
    Other income (expense), net .....................            (50)             (5)            461             209
                                                            --------        --------        --------        --------
        Total other income, net .....................            (39)             42             505             478
                                                            --------        --------        --------        --------
Net loss ............................................       $ (2,151)       $ (2,063)       $ (8,619)       $ (7,578)
                                                            ========        ========        ========        ========

Net loss per share - basic and diluted ..............       $  (0.07)       $  (0.08)       $  (0.33)       $  (0.30)
                                                            ========        ========        ========        ========
Weighted average shares used in calculating
    basic and diluted net loss per share ............         29,400          25,285          26,368          25,260
                                                            ========        ========        ========        ========

*Amortization of deferred stock compensation excluded from the following expenses:

    Cost of revenue .................................       $      2        $      6        $     15        $     41
    Research and development ........................              2               6              12              32
    Sales and marketing .............................             17              52             104             278
    General and administrative ......................              1               1               4               7
                                                            --------        --------        --------        --------
                                                            $     22        $     65        $    135        $    358
                                                            ========        ========        ========        ========

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               AVISTAR COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        AS OF DECEMBER 31, 2003 AND 2002
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                                              December 31,    December 31,
                                                                                                 2003            2002
                                                                                               --------        --------
                                                                                                      (unaudited)
ASSETS:
      Current assets:
         Cash and cash equivalents .....................................................       $  5,438        $  4,783
         Short-term investments ........................................................             --           2,402
         Accounts receivable, net of allowance for doubtful accounts of $44 and $69 at
           December 31, 2003 and 2002, respectively ....................................            695             740
         Inventories, including inventory shipped to customers' sites, not yet installed
           of $41 and $71 at December 31, 2003 and 2002, respectively ..................            937           1,148
         Prepaid expenses and other current assets .....................................            515             629
                                                                                               --------        --------
            Total current assets .......................................................          7,585           9,702
         Property and equipment, net ...................................................            352             378
         Other assets ..................................................................            291             320
                                                                                               --------        --------
            Total assets ...............................................................       $  8,228        $ 10,400
                                                                                               ========        ========
LIABILITIES AND STOCKHOLDERS' EQUITY:
      Current liabilities:
         Accounts payable ..............................................................       $    941        $    558
         Deferred revenue and customer deposits ........................................            671             996
         Accrued liabilities and other .................................................          1,125             898
                                                                                               --------        --------
            Total current liabilities ..................................................          2,737           2,452
                                                                                               --------        --------
      Stockholders' equity:
         Common stock, $0.001 par value; 250,000,000 shares authorized at
            December 31, 2003 and 2002; 31,390,383 and 26,465,058 shares issued
            at December 31, 2003 and 2002, respectively ................................             31              26
         Less: treasury common stock, 1,179,625 shares at December 31, 2003 and
            2002, at cost ..............................................................            (51)            (51)
         Additional paid-in-capital ....................................................         86,278          80,254
         Deferred stock compensation ...................................................             --            (135)
         Other comprehensive income ....................................................             --               2
         Accumulated deficit ...........................................................        (80,767)        (72,148)
                                                                                               --------        --------
            Total stockholders' equity .................................................          5,491           7,948
                                                                                               --------        --------
            Total liabilities and stockholders' equity .................................       $  8,228        $ 10,400
                                                                                               ========        ========

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               AVISTAR COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003 AND 2002
                                 (IN THOUSANDS)

                                                                                    Year Ended December 31,
                                                                                    ----------------------
                                                                                     2003            2002
                                                                                    -------        -------
                                                                                          (unaudited)
Cash Flows from Operating Activities:
  Net loss ..................................................................       $(8,619)       $(7,578)
  Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation ............................................................           209            326
    Stock-based compensation ................................................           135            358
    Compensation on options issued to consultants ...........................            43         102.00
    Provision for doubtful accounts .........................................           125             56
    Changes in current assets and liabilities:
       Accounts receivable ..................................................           (80)         1,964
       Inventories ..........................................................           211            (52)
       Prepaid expenses and other current assets ............................           114            492
       Other assets .........................................................            29             83
       Accounts payable .....................................................           383            (75)
       Deferred revenue and customer deposits ...............................          (325)          (209)
       Accrued liabilities and other ........................................           227         (1,339)
                                                                                    -------        -------
  Net cash used in operating activities .....................................        (7,548)        (5,872)
                                                                                    -------        -------

Cash Flows from Investing Activities:
  Sale of short-term investments ............................................         2,400          3,352
  Purchase of property and equipment ........................................          (183)          (105)
                                                                                    -------        -------
  Net cash provided by investing activities .................................         2,217          3,247
                                                                                    -------        -------

Cash Flows from Financing Activities:
  Increase (decrease) in bank overdraft .....................................            --           (149)
  Proceeds from issuance of common stock ....................................         5,986            113
  Repurchases of common stock ...............................................            --            (11)
                                                                                    -------        -------
  Net cash provided by (used in) financing activities .......................         5,986            (47)
                                                                                    -------        -------
  Net increase (decrease) in cash and cash equivalents ......................           655         (2,672)
  Cash and cash equivalents, beginning of period ............................         4,783          7,455
                                                                                    -------        -------
  Cash and cash equivalents, end of period ..................................       $ 5,438        $ 4,783
                                                                                    =======        =======